UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 27, 2012

Internet Patents Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-26083 (Commission File Number)	94-3220749 (I.R.S. Employer Identification No.)

10850 Gold Center Dr, Suite 250B Rancho Cordova, California 95670 (Address of principal executive offices including zip code)

(916) 853-1529 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01         OTHER EVENTS

On September 27, 2012, Internet Patents  Corporation(“IPC”)  filed two patent infringement  lawsuits in the U.S. District Court for the Northern District of California against: 1) The General Automobile Insurance Services, Inc, d/b/a The General, Permanent General Assurance Corporation and Permanent General Assurance Corporation of Ohio; and 2) The Active Network. The lawsuits allege infringement of U.S. Patent No. 7,707,505 entitled “Dynamic Tabs for a Graphical User Interface.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

INTERNET PATENTS CORPORATION

Date: October 1, 2012	By:	/s/ L. Eric Loewe
Name: L. Eric Loewe
Title: Senior Vice President, General
Counsel and Secretary